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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


                             Date of Report (Date of
                   earliest event reported): February 15, 2002

                            ELECTRIC FUEL CORPORATION
             (Exact name of registrant as specified in its charter)

      Delaware                        0-23336                   95-4302784
(State or other jurisdiction        (Commission                (IRS Employer
        of incorporation)           File Number)             Identification No.)

     632 Broadway, Suite 301, New York, New York                   10012
      (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (212) 529-9200






          (Former name or former address, if changed since last report)



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                               Page 1 of 5 Pages
                        Exhibit Index appears on Page 3


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Item 5.           Other Events

         On February 20, 2002, we will issue to one of our European distributors a total of up to 318,468 registered shares of common stock in compensation for marketing and sales promotion services rendered by it and associated reimburseable expenses, namely overhead and marketing expenses.

         In order to furnish certain exhibits for incorporation by reference into our Registration Statement on Form S-3 previously filed with the Securities and Exchange Commission (File No. 333-63514), which Registration Statement was declared effective by the Commission on July 20, 2001, and which Registration Statement contains our prospectus dated July 20, 2001, as supplemented by our prospectus supplement dated February 15, 2002, we are filing the opinion of Harris Beach LLP as Exhibit 5.1 to the Registration Statement.

         The opinion of Harris Beach LLP filed herewith relates to the validity of the shares of Common Stock to be sold by us pursuant to the prospectus supplement dated February 15, 2002.

             Following the offering described above, Election Fund will have 30,863,778 shares of common stock outstanding, compared to 30,545,310 shares before the offering.

Item 7.      Financial Statements, Pro Forma Financial Information and
             Exhibits




  Exhibit
  Number                   Description
  ------                   -----------
  5.1......Legal Opinion of Harris Beach LLP

 23.3......Consent of Harris Beach LLP (contained in the opinion filed as Exhibit 5.1)




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ELECTRIC FUEL CORPORATION
                                       (Registrant)

                                 By: /s/ Robert S. Ehrlich
                                     ------------------------------------------
                                     Name:   Robert S. Ehrlich
                                     Title:  Chairman of the Board and
                                             Chief Financial Officer


Dated:   February 15, 2002



                                       2

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                                  EXHIBIT INDEX

         The following exhibits are filed with the Current Report on Form 8-K.



  Exhibit
  Number                   Description
  ------                   -----------
  5.1......Legal Opinion of Harris Beach LLP

 23.3......Consent of Harris Beach LLP (contained in the opinion filed as Exhibit 5.1)